UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21343

Salomon Brothers Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: October 31

Date of reporting period: April 30, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

APRIL 30, 2006

Salomon Brothers

Emerging Markets

Debt Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Emerging Markets Debt Fund Inc.

Semi-Annual Report  •  April 30, 2006

What’s

Inside

Fund Objective

The Fund seeks a total return and high current income.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month period of this report. After a 4.1% advance in the third quarter of 2005, fourth quarter gross domestic product (“GDP”)i growth slipped to 1.7%. This marked the first quarter in which GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with GDP rising an estimated 5.3%. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the reporting period. Since it began its tightening campaign in June 2004, the Fed has increased rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75%. The Fed then raised rates to 5.00% on May 10th, after the end of the reporting period. Coinciding with this latest move, the Fed said that the “extent and timing” of further rate hikes would depend on future economic data.

Both short- and long-term yields rose over the reporting period. During the six months ended April 2006, two-year Treasury yields increased from 4.42% to 4.87%. Over the same period, 10-year Treasury yields moved from 4.58% to 5.07%. During part of the reporting period the yield curve was inverted, with the yield on two-year Treasuries surpassing that of 10-year Treasuries. This has historically foreshadowed an economic slowdown or recession. However, some experts, including new Chairman Bernanke, believe the inverted yield

Salomon Brothers Emerging Markets Debt Fund Inc.         I

curve was largely a function of strong foreign demand for longer-term bonds. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,iv returned 0.56%.

The high yield market generated positive returns during the reporting period, supported by generally strong corporate profits and low default rates. In addition, there was overall solid demand and limited supply as new issuance waned. These factors tended to overshadow several company specific issues, mostly surrounding the automobile industry. During the six-month period ended April 30, 2006, the Citigroup High Yield Market Indexv returned 4.56%.

Emerging markets debt continued to produce solid results over the reporting period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 4.85% during the six-month reporting period. A strengthening global economy, solid domestic spending and high energy and commodity prices continue to support many emerging market countries. In addition, a number of these counties have strengthened their balance sheets in recent years. We believe that these positives more than offset the potential negatives associated with rising U.S. interest rates.

Performance Review

For the six months ended April 30, 2006, the Salomon Brothers Emerging Markets Debt Fund Inc. returned 5.59%, based on its net asset value (“NAV”)vii and 7.58% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global Index, returned 4.85% for the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageviii increased 6.10%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $1.64 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2006. Past performance is no guarantee of future results.

II         Salomon Brothers Emerging Markets Debt Fund Inc.

Performance Snapshot as of April 30, 2006 (unaudited)

Price Per Share	Six-Month Total Return
$20.42 (NAV)	5.59%

$17.42 (Market Price)	7.58%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. Legg Mason has recommended to the Boards of Directors of the Funds that Western Asset be appointed as the sub-advisor to the Funds, subject to applicable regulatory requirements.

The portfolio management team of S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner and Michael C. Duda assumed portfolio management responsibilities for the Fund on March 31, 2006. These portfolio managers are employees of the Manager for purposes of carrying out their duties

Salomon Brothers Emerging Markets Debt Fund Inc.         III

relating to the Fund and they also will continue to serve as employees of Western Asset.

The Board is working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Fund and its shareholders.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “ESD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XESDX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

IV         Salomon Brothers Emerging Markets Debt Fund Inc.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 25, 2006

Salomon Brothers Emerging Markets Debt Fund Inc.         V

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Like any investment, there is a risk of loss, you may not be able to sell the shares of the Fund for the same amount that you purchased them. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended April 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category, and excluding sales charges.

VI         Salomon Brothers Emerging Markets Debt Fund Inc.

Fund at a Glance (unaudited)

Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report         1

Schedule of Investments (April 30, 2006) (unaudited)

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Face Amount†	Security	Value

SOVEREIGN BONDS — 85.2%
Argentina — 4.0%
	Republic of Argentina:
2,000,000EUR	9.250% due 10/21/02 (a)	$751,098
5,000,000DEM	10.250% due 2/6/03 (a)	1,036,721
1,425,000EUR	9.000% due 6/20/03 (a)	535,158
1,000,000EUR	9.500% due 3/4/04 (a)	399,218
5,000,000DEM	7.000% due 3/18/04 (a)	996,382
2,000,000EUR	8.500% due 7/1/04 (a)	770,034
2,000,000EUR	10.000% due 1/7/05 (a)	814,216
3,200,000ARS	8.125% due 4/21/08 (a)	1,252,252
1,200,000EUR	8.250% due 7/6/10 (a)	460,127
3,640,000	4.889% due 8/3/12 (b)	3,429,251
12,746,412ARS	Discount Bonds, 5.830% due 12/31/33 (b)	4,993,979
	GDP-Linked Securities:
82,017,123ARS	0.000% due 12/15/35 (b)	2,425,147
4,825,000EUR	0.000% due 12/15/35 (b)	624,311
4,205,000	0.000% due 12/15/35 (b)	424,705
	Medium-Term Notes:
2,000,000EUR	8.125% due 10/4/03 (a)	754,254
5,000,000,000ITL	7.000% due 3/18/04 (a)	998,267
2,000,000EUR	7.000% due 3/18/04 (a)	779,501
1,000,000EUR	9.250% due 7/20/04 (a)	385,017
525,000EUR	Series EMTN, 8.750% due 2/4/03 (a)	209,590
1,115,000	Par Bonds, 1.330% due 12/31/38 (b)	422,585
1,000,000EUR	Series APR, 8.000% due 2/26/08 (a)	403,952

	Total Argentina	22,865,765

Brazil — 17.5%
	Federative Republic of Brazil:
23,374,000	11.000% due 8/17/40	30,117,399
	Collective Action Securities:
54,195,000	8.000% due 1/15/15 (c)	58,896,416
6,010,000	8.750% due 2/4/25	6,806,325
4,700,000	8.250% due 1/20/34	5,127,700

	Total Brazil	100,947,840

Bulgaria — 1.2%
5,975,000	Republic of Bulgaria, 8.250% due 1/15/15 (d)	6,923,531

Chile — 1.5%
8,975,000	Republic of Chile, 5.500% due 1/15/13	8,842,437

China — 0.5%
3,325,000	People’s Republic of China, 4.750% due 10/29/13	3,155,554

See Notes to Financial Statements.

2         Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value

Colombia — 5.0%
	Republic of Colombia:
9,765,000	8.125% due 5/21/24	$10,897,740
12,940,000	10.375% due 1/28/33	17,808,675

	Total Colombia	28,706,415

Ecuador — 2.7%
	Republic of Ecuador:
1,195,000	12.000% due 11/15/12 (d)	1,220,394
13,680,000	9.000% due 8/15/30 (b)(d)	14,172,480

	Total Ecuador	15,392,874

El Salvador — 1.7%
	Republic of El Salvador:
7,420,000	7.750% due 1/24/23 (d)	8,069,250
1,500,000	8.250% due 4/10/32 (d)	1,627,500

	Total El Salvador	9,696,750

Indonesia — 0.5%
2,400,000	Republic of Indonesia, 8.500% due 10/12/35 (d)	2,649,000

Malaysia — 2.6%
100,000	Federation of Malaysia, 8.750% due 6/1/09	108,943
15,430,000	Penerbangan Malaysia Berhad, 5.625% due 3/15/16 (d)	15,044,250

	Total Malaysia	15,153,193

Mexico — 12.7%
	United Mexican States:
1,395,000	11.375% due 9/15/16	1,932,075
2,500,000	8.125% due 12/30/19	2,900,000
	Medium-Term Notes:
30,400,000	5.625% due 1/15/17	29,146,000
7,850,000	8.300% due 8/15/31	9,331,687
	Series A:
2,001,000	6.375% due 1/16/13	2,039,019
10,201,000	6.625% due 3/3/15 (c)	10,575,887
11,120,000	8.000% due 9/24/22 (c)	12,796,340
4,047,000	Series XW, 10.375% due 2/17/09	4,537,699

	Total Mexico	73,258,707

Panama — 3.3%
	Republic of Panama:
3,100,000	8.875% due 9/30/27	3,720,000
2,940,000	9.375% due 4/1/29	3,685,290
9,432,000	6.700% due 1/26/36	9,278,730
2,176,317	PDI, 5.563% due 7/17/16 (b)	2,149,113

	Total Panama	18,833,133

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report         3

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value

Peru — 4.9%
	Republic of Peru:
3,465,000	9.875% due 2/6/15	$4,119,019
11,535,000	8.750% due 11/21/33 (c)	13,034,550
2,885,750	FLIRB, 5.000% due 3/7/17 (b)	2,763,105
	Global Bonds:
1,225,000	8.375% due 5/3/16 (c)	1,337,700
6,500,000	7.350% due 7/21/25	6,451,250
553,000	PDI, 5.000% due 3/7/17 (b)	531,986

	Total Peru	28,237,610

Philippines — 4.1%
	Republic of the Philippines:
2,075,000	8.250% due 1/15/14	2,253,917
14,460,000	10.625% due 3/16/25	18,734,376
2,075,000	9.500% due 2/2/30	2,460,120

	Total Philippines	23,448,413

Poland — 0.9%
5,550,000	Republic of Poland, Notes, 5.250% due 1/15/14 (c)	5,406,116

Russia — 7.0%
	Russian Federation:
2,175,000	11.000% due 7/24/18 (d)	3,083,063
1,595,000	12.750% due 6/24/28 (d)	2,791,250
31,960,000	5.000% due 3/31/30 (b)(d)	34,716,550

	Total Russia	40,590,863

South Africa — 1.5%
8,425,000	Republic of South Africa, 6.500% due 6/2/14	8,667,219

Turkey — 7.1%
	Republic of Turkey:
3,790,000	11.500% due 1/23/12 (c)	4,713,813
1,725,000	11.000% due 1/14/13	2,149,781
2,125,000	7.250% due 3/15/15	2,215,313
22,325,000	7.000% due 6/5/20 (c)	22,548,250
4,820,000	11.875% due 1/15/30	7,350,500
	Collective Action Securities, Notes:
975,000	9.500% due 1/15/14	1,150,500
525,000	7.375% due 2/5/25	538,781

	Total Turkey	40,666,938

Ukraine — 0.8%
4,365,000	Republic of Ukraine, 7.650% due 6/11/13 (d)	4,572,338

Uruguay — 1.0%
5,378,294	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (e)	5,488,549

See Notes to Financial Statements.

4         Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value

Venezuela — 4.7%
	Bolivarian Republic of Venezuela:
1,175,000	5.375% due 8/7/10 (d)	$1,142,100
885,000	8.500% due 10/8/14	997,838
5,200,000	7.650% due 4/21/25	5,599,100
	Collective Action Securities:
14,655,000	6.090% due 4/20/11 (b)(d)	14,830,860
3,850,000	Notes, 10.750% due 9/19/13	4,802,875

	Total Venezuela	27,372,773

	TOTAL SOVEREIGN BONDS (Cost — $464,898,365)	490,876,018

CORPORATE BONDS & NOTES — 12.1%
Cayman Islands — 0.4%
2,175,000	Vale Overseas Ltd., Notes, 6.250% due 1/11/16 (c)	2,147,812

Chile — 0.5%
2,925,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (d)	2,860,823

Malaysia — 0.3%
1,650,000	Petronas Capital Ltd., Notes, 7.875% due 5/22/22 (d)	1,925,888

Mexico — 5.6%
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
380,000	10.250% due 6/15/07 (c)	397,100
340,000	9.375% due 5/1/12	367,200
175,000	12.500% due 6/15/12	194,688
22,425,000	Pemex Project Funding Master Trust, Guaranteed Bonds, 9.50% due 9/15/27	28,109,737
37,000,000MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.750% due 1/31/16	3,207,425

	Total Mexico	32,276,150

Russia — 4.8%
22,800,000	Gaz Capital SA, Notes, 8.625% due 4/28/34 (d)	27,631,320

Venezuela — 0.5%
2,920,000	Petrozuata Finance Inc., 8.220% due 4/1/17	2,837,216

	TOTAL CORPORATE BONDS & NOTES (Cost — $69,210,559)	69,679,209

Warrants
WARRANTS — 0.3%
11,745	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20*	411,075
12,100	United Mexican States, Series XW05, Expires 11/9/06*	387,200
9,700	United Mexican States, Series XW10, Expires 10/10/06*	460,750
9,000	United Mexican States, Series XW20, Expires 9/1/06*	747,000

	TOTAL WARRANTS (Cost — $1,270,345)	2,006,025

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report         5

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Contracts	Security	Value

PURCHASED OPTIONS — 0.1%
Argentina — 0.1%
15,500,000EUR	Argentina, Call @ $30.00, expires 8/15/06	$166,314
15,000,000EUR	Argentina, Call @ $30.00, expires 9/27/06	160,950

	TOTAL PURCHASED OPTIONS (Cost — $1,303,936)	327,264

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $536,683,205)	562,888,516

Face Amount
SHORT-TERM INVESTMENT — 2.3%
Repurchase Agreement (c) — 2.3%
$13,541,000	Merrill Lynch, Pierce, Fenner & Smith Inc. repurchase agreement dated 4/28/06, 4.750% due 5/1/06; Proceeds at maturity — $13,546,360; (Fully collateralized by U.S. Treasury Notes, 0.875% due 4/15/10; Market value — $13,812,859) (Cost — $13,541,000)	13,541,000

	TOTAL INVESTMENTS — 100.0% (Cost — $550,224,205#)	$576,429,516

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is currently in default.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2006.
(c)	All or a portion of this security is segregated for open futures contracts and reverse repurchase agreements.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	— Argentine Peso
DEM	— German Mark
EMTN	— Euro Medium-Term Note
EUR	— Euro
FLIRB	— Front-Loaded Interest Reduction Bonds
GDP	— Gross Domestic Product
ITL	— Italian Lira
MXN	— Mexican Peso
PDI	— Past Due Interest

See Notes to Financial Statements.

6         Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report

Statement of Assets and Liabilities (April 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $550,224,205)	$576,429,516
Cash	721
Interest receivable	8,385,241
Deposits with brokers for open futures contracts	750,000
Prepaid expenses	38,079

Total Assets	585,603,557

LIABILITIES:
Payable for open reverse repurchase agreement (Notes 1 and 3)	12,378,333
Investment management fee payable	407,574
Payable for offering costs	284,321
Interest payable (Note 3)	263,039
Payable to broker — variation margin on open futures contracts	214,844
Accrued expenses	35,393

Total Liabilities	13,583,504

Total Net Assets	$572,020,053

NET ASSETS:
Par value ($0.001 par value; 28,009,890 shares issued and outstanding; 100,000,000 shares authorized)	$28,010
Paid-in capital in excess of par value	533,212,874
Overdistributed net investment income	(2,774,884)
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	13,119,109
Net unrealized appreciation on investments, futures contracts and foreign currencies	28,434,944

Total Net Assets	$572,020,053

Shares Outstanding	28,009,890

Net Asset Value	$20.42

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report         7

Statement of Operations (For the six months ended April 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$18,111,204

EXPENSES:
Investment management fee (Note 2)	2,504,387
Interest expense (Note 3)	155,589
Custody fees	77,520
Shareholder reports	56,425
Directors’ fees	27,890
Transfer agent fees	24,997
Audit and tax	24,771
Legal fees	22,561
Insurance	3,868
Stock exchange listing fees	1,790
Miscellaneous expenses	2,377

Total Expenses	2,902,175
Less: Fee waivers and/or expense reimbursements (Note 2)	(12,692)

Net Expenses	2,889,483

Net Investment Income	15,221,721

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	12,217,414
Futures contracts	3,578,953
Foreign currency transactions	(3,583)

Net Realized Gain	15,792,784

Change in Net Unrealized Appreciation/Depreciation From:
Investments	1,201,179
Futures contracts	(439,760)
Foreign currencies	3,545

Change in Net Unrealized Appreciation/Depreciation	764,964

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	16,557,748

Increase in Net Assets From Operations	$31,779,469

See Notes to Financial Statements.

8         Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended April 30, 2006 (unaudited) and the year ended October 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$15,221,721	$41,664,410
Net realized gain	15,792,784	41,871,007
Change in net unrealized appreciation/depreciation	764,964	19,980,990

Increase in Net Assets From Operations	31,779,469	103,516,407

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(15,685,538)	(48,080,964)
Net realized gains	(30,155,448)	—

Decrease in Net Assets From Distributions to Shareholders	(45,840,986)	(48,080,964)

FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of distributions (276,271 shares issued)	—	5,271,374

Increase in Net Assets From Fund Share Transactions	—	5,271,374

Increase (Decrease) in Net Assets	(14,061,517)	60,706,817
NET ASSETS:
Beginning of period	586,081,570	525,374,753

End of period*	$572,020,053	$586,081,570

* Includes overdistributed net investment income of:	$(2,774,884)	$(2,311,067)

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report         9

Statement of Cash Flows (For the six months ended April 30, 2006) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$17,970,839
Operating expenses paid	(6,319,998)
Net purchases of short-term investments	682,000
Realized loss on foreign currency transactions	(3,583)
Realized gain on futures contracts	3,578,953
Net change in unrealized depreciation on futures contracts	(439,760)
Net change in unrealized appreciation on foreign currencies	3,545
Purchases of long-term investments	(208,457,318)
Proceeds from disposition of long-term investments	238,163,510
Change in payable to broker - variation margin	175,782

Net Cash Flows Provided By Operating Activities	45,353,970

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(45,840,986)

Net Cash Flows Used By Financing Activities	(45,840,986)

NET DECREASE IN CASH	(487,016)
Cash and deposits with brokers for futures contracts and credit default swap contracts, Beginning of period	1,237,737

Cash and deposits with broker for futures contracts, End of period	$750,721

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$31,779,469

Accretion of discount on investments	(472,133)
Amortization of premium on investments	2,167,814
Decrease in investments, at value	8,798,183
Decrease in payable for securities purchased	(5,282,357)
Decrease in interest receivable	331,768
Decrease in receivable for securities sold	11,285,958
Increase in payable to broker — variation margin	175,782
Increase in prepaid expenses	(33,890)
Increase in interest payable	155,589
Decrease in accrued expenses	(3,552,213)

Total Adjustments	13,574,501

Net Cash Flows Provided By Operating Activities	$45,353,970

See Notes to Financial Statements.

10         Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2006(1)(2)		2005(2)	2004(2)(3)
Net Asset Value, Beginning of Period	$20.92		$18.94	$19.06	(4)

Income (Loss) From Operations:
Net investment income	0.55		1.49	1.47
Net realized and unrealized gain (loss)	0.59		2.21	(0.25)

Total Income From Operations	1.14		3.70	1.22

Less Distributions From:
Net investment income	(0.56)		(1.72)	(1.35)
Net realized gains	(1.08)		—	—

Total Distributions	(1.64)		(1.72)	(1.35)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		—	0.01

Net Asset Value, End of Period	$20.42		$20.92	$18.94

Market Price, End of Period	$17.42		$17.70	$18.91

Total Return, Based on Net Asset Value Per Share†	5.59%		20.43%	7.08%

Total Return, Based on Market Price Per Share(5)	7.58%		2.52%	2.04%

Net Assets, End of Period (000s)	$572,020		$586,082	$525,375

Ratios to Average Net Assets:
Gross expenses	1.01	%(6)	1.81%	1.82	%(6)
Gross expenses, excluding interest expense	0.95	(6)	1.19	1.32	(6)
Net expenses	1.00	(6)(7)	1.81	1.82	(6)
Net expenses, excluding interest expense	0.95	(6)(7)	1.19	1.32	(6)
Net investment income	5.27	(6)	7.45	8.90	(6)

Portfolio Turnover Rate	36%		84%	94%

(1)	For the six months ended April 30, 2006 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	For the period December 1, 2003 (commencement of operations) to October 31, 2004.
(4)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
(5)	The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
†	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

See Notes to Financial Statements.

Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report         11

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Salomon Brothers Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek total return. As a secondary objective, the Fund seeks high current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

12         Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into

Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report         13

Notes to Financial Statements (unaudited) (continued)

U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser, Salomon Brothers Asset Management Inc. (the “Manager” or “SBAM”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

14         Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Prior to the Legg Mason transaction and under the new investment management agreement effective December 1, 2005, the Fund paid the Manager a fee calculated at an annual rate of 0.85% of the Fund’s average daily net assets plus any borrowings for its services. This fee was calculated daily and paid monthly.

Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee was no longer applicable.

During the six months ended April 30, 2006, the Manager reimbursed expenses amounting to $12,692.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$204,470,437

Sales	226,087,099

At April 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$31,571,853
Gross unrealized depreciation	(5,366,542)

Net unrealized appreciation	$26,205,311

Transactions in reverse repurchase agreements for the Fund during the six months ended April 30, 2006 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$12,378,333	2.50%	$12,378,333

The interest rate on a reverse repurchase agreement was 2.500% during the six months ended April 30, 2006. Interest expense incurred on a reverse repurchase agreement totaled $155,589.

Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

At April 30, 2006, the Fund had the following open reverse repurchase agreement:

Face Amount	Security	Value
$12,378,333	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 6/29/05 bearing 2.500% to be repurchased at $12,692,090 on 6/29/06, collateralized by: $10,000,000 Federative Republic of Brazil, 11.000% due 8/17/40; Market value (including accrued interest) — $13,109,093 (Cost — $12,378,333)	$12,378,333

At April 30, 2006, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. Treasury 10 Year Note	1,250	6/06	$134,204,275	$131,972,656	$2,231,619

4.	Dividends Subsequent to April 30, 2006

On February 22, 2006, the Board of Directors (“Board”) of the Fund declared a common stock distribution in the amount of $0.10 per share payable on May 26, 2006 to shareholders of record on May 23, 2006.

On May 3, 2006, the Fund’s Board declared three distributions, each in the amount of $0.10 per share payable on June 30, 2006, July 28, 2006 and August 25, 2006 to shareholders of record on June 27, 2006, July 25, 2006 and August 22, 2006, respectively.

5.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and

16         Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

6.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The

Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBAM’s ability to perform investment management services relating to the Fund.

18         Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Approval of New Management Agreement

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	12,373,710	856,272	807,729	0

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Salomon Brothers Emerging Markets Debt Fund Inc. was held on February 28, 2006, for the purposes of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of Directors

Nominees:	Votes For	Votes Withheld
Carol L. Colman	26,264,339	918,882
Daniel P. Cronin	26,278,004	905,177

Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report         19

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all distributions on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The

20         Salomon Brothers Emerging Markets Debt Fund Inc. 2006 Semi-Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Salomon Brothers Emerging Markets Debt Fund Inc 2006 Semi-Annual Report         21

Salomon Brothers Emerging Markets Debt Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer
and Treasurer

Ted P. Becker

Chief Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and
Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

ESD

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

SAM0874 04/06	SR06-67

Salomon Brothers Emerging Markets Debt Funds Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call

1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1) (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

(1)	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Debt Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Emerging Markets Debt Fund Inc.

Date:	July 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Emerging Markets Debt Fund Inc.

Date:	July 7, 2006

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Emerging Markets Debt Fund Inc.

Date:	July 7, 2006